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                                                                 EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors
AVI BioPharma, Inc.


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 1999 included in the Company's Form 10-KSB for the year ended December, 31 1998 and to all references to our Firm included in this registration statement.



Portland, Oregon
August 24, 1999